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Exhibit 99.1


                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-K of Corixa Corporation for the year ended December 31, 2002, the undersigned, Steven Gillis, Ph.D, Chairman of the Board and Chief Executive Officer of Corixa Corporation, and Michelle Burris, Senior Vice President and Chief Financial Officer of Corixa Corporation, do each hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) such Annual Report on Form 10-K for the year ended
            December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) the information contained in Annual Report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Corixa Corporation.

Date:  February 25, 2003                    By:   /s/ STEVEN GILLIS
                                                  ------------------------------
                                                  Steven Gillis, Ph.D.
                                                  Chairman of the Board
                                                  and Chief Executive Officer

Date:  February 25, 2003                    By:   /s/ MICHELLE BURRIS
                                                  ------------------------------
                                                  Michelle Burris
                                                  Senior Vice President
                                                  and Chief Financial Officer